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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934


      Date of report (Date of earliest event reported): November 15, 1999




                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351                  41-1849591
         (State of                (Commission             (I.R.S. Employer
      incorporation)             File Number)            Identification No.)


600 South Highway 169, Suite 1800, St. Louis Park, MN          55426
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (612) 525-5020


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5. Other Events

             Reference is made to Exhibit 99.1.


Item 7. Financial Statements and Exhibits

        (c)  Exhibits

             99.1 Press release, dated November 15, 1999.

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        METRIS COMPANIES INC.
Date: November 15, 1999

                                        By /s/ Ronald N. Zebeck
                                           -----------------------------------
                                           Ronald N. Zebeck
                                           President and Executive Officer

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                                  EXHIBIT INDEX


Exhibit        Description of Exhibit
-------        ----------------------

  99.1         Press release, dated November 15, 1999.



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